Exhibit 10.3

Debt Cancellation Note

Ryder Capital Corp. (Contractor) hereby agrees to forgive absolutely and in its entirety the debt in the amount of $550,000.00 as referenced in the agreement signed between Baoshinn Corporation (Company) and Ryder Capital Corp. dated April 1, 2015 (enclosed as Appendix A - Debt Cancellation for Consulting Contracts and Promissory Notes Agreement) and concurrently the corresponding cancellation and immediate expiration of the Contractor Agreement (enclosed as Appendix B – Contractor Agreement) in its entirety and duration, leaving no outstanding balance owing between the Contractor and the Company.

Signed,

Rider Capital Corp.

By:/s/ Jon Fullenkamp

Position: President

Date: September 24, 2015

Appendix A

Debt Cancellation for Consulting Contracts and Promissory Notes Agreement

The agreements entered into the effective date of April 1, 2015 between Baoshinn Corporation (Company) and Rider Capital Corp. (Contractor) covered by this Debt Cancellation Agreement are as follows:

Contractor Agreement dated April 1, 2015 for the Contractor to provide distribution development and management services for the Company.  The Contractor agreement fee is US $550,000.00 due on April 1, 2015.

Payment for Contractor Agreement was completed by the Promissory Note, dated April 1, 2015 with a maturity date of October 1, 2015, between Company and Contractor. Promissory Note is in the amount of US $550,000.00.

Should the Company notify the Contractor that it is dissatisfied with services provided by Contractor, Contractor will have ten days to rectify and correct the items identified by the Company.  If at the end of the ten period the Company is still dissatisfied, the Contractor hereby agrees to forgive the debt per this Agreement dated April 1, 2015 in the amount of $550,000, in its entirely, between the Contractor and Company. This forgiveness is deemed final and leaves no outstanding balance, owing between the Contractor and the Company, and vice versa, for the entire duration of the contract.

Termination of the Agreement.  The Company may agree to terminate this Agreement, for any reason, if the Company is dissatisfied with the services provided to by the Contractor.

Confidentiality.  Contractor understands that engagement by Company created a relationship of confidence and trust between Contractor and Company with respect to any information of a confidential or secret nature that may be learned or developed by Contractor during the period of his engagement by Company and which (i) relates to the business of Company or to the business of any customer or supplier of Company, or (ii) has been created or developed by, or has otherwise become known to Contractor and has commercial value in the business in which Company is engaged (hereinafter called “Confidential or Proprietary Information”). By way of illustration, but not limitation, Confidential or Proprietary Information includes trade secrets, computer programs, data, product and financial service plans techniques, marketing plans, strategies, forecasts, customer lists and supplier lists. Contractor understands that all Confidential or Proprietary Information shall be the sole property of Company and its assigns. At all times, both during his engagement and after termination, he will not directly or indirectly reveal, report, publish, disclose or transfer any of such Confidential or Proprietary Information for any purpose without the prior written consent of Company, except as may be necessary in the ordinary course of performing his duties as an Contractor of Company.

Modification of Agreement.  No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived except as herein set forth.

Entire Agreement.  This Agreement and any exhibits hereto (the provisions of which exhibit is by this reference incorporated into and made a part of this Agreement) contain the complete agreement concerning the engagement arrangement between the parties and shall, as of the effective date hereof, supersede all other agreements, communications and understandings between the parties. Neither party has made any representations with respect to the subject matter hereof except as are specifically set forth herein, and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into this Agreement.

Construction and Enforcement; Governing Law.  It is the intention and agreement of the parties hereto that this Agreement be construed and that performance hereunder, and all suits and special proceedings hereunder, be governed by and pursuant to the laws of the State of Colorado, and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Colorado shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

Notices.  All notices, demands or requests required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, as follows:

Binding Nature; Non-Assignability.  This Agreement shall inure to the benefit of and binding upon the respective parties, their heirs, personal representatives, successors and assigns; provided, however, that Contractor may not assign his obligations hereunder.

Further Instruments.  The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

Severability.  If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

Waiver.  All rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

IN WITNESS WHEREOF, the parties have executed this Agreement with effect on the date first above written.

COMPANY:

Baoshinn Corporation

By:s/ Sean Webster/

Date: September 24, 2015

CONTRACTOR:

Rider Capital Corp.

By:/s/ Jon Fullenkamp

Date September 24, 2015

Appendix B

CONTRACTOR AGREEMENT

THIS AGREEMENT is made and entered into effective the 1st day of April 1, 2015, between Baoshinn Corporation, (“Company”), and Rider Capital Corp. (“Contractor”).

Recitals

A.

Contractor has unique talents, expertise and experience with respect to the nature of Company’s business and activities as it relates to the design of and the establishment of distribution services and business development.

B.

Company has need for Contractor’s services, expertise and talent and desires to contract and compensate Contractor to design, establish, and manage its distribution and business development on a long-term basis.

C.

Company and Contractor are agreeable to this contractual arrangement on the terms and conditions hereinafter set forth.

IN CONSIDERATION of the premises, the mutual promises and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the parties agree as follows:

Agreement

1.

Agreement.  Company hereby contracts Contractor to serve as the expert on distribution and business development. Contractor accepts such engagement and agrees to perform the services specified herein on the terms and conditions prescribed by this Agreement.

2.

Term of Agreement.  Subject to the termination provisions hereinafter set forth, engagement pursuant to this Agreement shall be for a term of one (1) year commencing on April 1, 2015.  The term of this Agreement shall be extended for an additional year unless written Notice of Intention Not to Renew is given by either party at least 20 days prior to the end of the term of the Agreement.

3.

Duties and Responsibilities.  Contractor shall perform such duties and have such responsibilities as are commensurate with the offices set forth above and the description and requirements of such position as described in the By-Laws of Company, as well as such other reasonable duties as may be determined and assigned from time to time by Co exclusively, during the term of this Agreement.

4.

Best Efforts and Extent of Services.  Contractor agrees that, at all times, they will faithfully, industriously and to the best of their ability, experience and talents, perform all of the duties and services that may be required of him pursuant to the terms of this Agreement. Such duties and services shall be rendered from California and such other places on a temporary basis, as Company shall in good faith require commensurate with the interests, needs, business or opportunities of Company. Contractor shall devote such time, attention and energy to Company’s Business, as the nature of his engagement shall require

a.

Services Performed for Other Entities.  Contractor shall devote full-time efforts to his duties, provided however that Contractor may sit on boards of, or perform services for, entities not in competition with the Corporation or its affiliates.  Contractor may have the right to retain compensation or fees for services performed for such other entities while he is engaged by the Corporation.

5.

Remuneration.

a.

Monetary Compensation. As compensation for services encompassed by this Agreement, Company shall pay $550,000.00 USD for the first of the two (2) years on April 1, 2015 and on the anniversary date of the contract to Contractor, unless otherwise terminated after year one.

b.

Business Expenses.  Company shall reimburse Contractor for all ordinary, reasonable and necessary pre-approved expenses incurred by contractor in connection with the business of Company. Contractor shall maintain and submit to Company records and written receipts in order to substantiate such expenses and shall submit vouchers for expenses for which reimbursement is requested.

6.

Termination.  The engagement relationship, which is the subject of this Agreement, is an “at will” engagement relationship.  Company may terminate this engagement relationship for any reason with or without cause.

a.

Resignation.  If Contractor shall resign from engagement with Company, this Agreement shall terminate upon the effective date of any such retirement or resignation. Contractor shall provide Company with no less than thirty (30) days prior written notice of resignation. Company shall pay to Contractor the amount of monthly fee, any accrued but unpaid monthly fee and or expenses as of the effective date of Contractor’s retirement or resignation. Thereafter, Company shall have no further liability to Contractor hereunder.

b.

Mutual Agreement.  The parties may agree to terminate this Agreement on terms and conditions mutually acceptable to them at the date of termination.

7.

Restrictive Covenants.  As a Contractor with the Company, Contractor covenants and agrees as follows:

a.

Confidentiality.  Contractor understands that engagement by Company creates a relationship of confidence and trust between Contractor and Company with respect to any information of a confidential or secret nature that may be learned or developed by Contractor during the period of his engagement by Company and which (i) relates to the business of Company or to the business of any customer or supplier of Company, or (ii) has been created or developed by, or has otherwise become known to Contractor and has commercial value in the business in which Company is engaged (hereinafter called “Confidential or Proprietary Information”). By way of illustration, but not limitation, Confidential or Proprietary Information includes trade secrets, computer programs, data, product and financial service plans techniques, marketing plans, strategies, forecasts, customer lists and supplier lists. Contractor understands that all Confidential or Proprietary Information shall be the sole property of Company and its assigns. At all times, both during his engagement and after termination, he will not directly or indirectly reveal, report, publish, disclose or transfer any of such Confidential or Proprietary Information for any purpose without the prior written consent of Company, except as may be necessary in the ordinary course of performing his duties as an Contractor of Company.

8.

General Provision.

a.

Entire Agreement.  This Agreement and Exhibit A hereto (the provisions of which Exhibit is by this reference incorporated into and made a part of this Agreement) contain the complete agreement concerning the engagement arrangement between the parties and shall, as of the effective date hereof, supersede all other agreements, communications and understandings between the parties. Neither party has made any representations with respect to the subject matter hereof except as are specifically set forth herein, and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into this Agreement.

b.

Modification of Agreement.  No waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived except as herein set forth.

c.

Construction and Enforcement; Governing Law.  It is the intention and agreement of the parties hereto that this Agreement be construed and that performance hereunder, and all suits and special proceedings hereunder, be governed by and pursuant to the laws of the State of Nevada, and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Nevada shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.

d.

Notices.  All notices, demands or requests required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, as follows:

e.

Binding Nature; Non-Assignability.  This Agreement shall inure to the benefit of and binding upon the respective parties, their heirs, personal representatives, successors and assigns; provided, however, that Contractor may not assign his obligations hereunder.

f.

Further Instruments.  The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

g.

Severability.  If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

h.

Waiver.  All rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

IN WITNESS WHEREOF, the parties have executed this Agreement with effect on the date first above written.

COMPANY:

Baoshinn Corporation

By:/s/ Sean Webster

President

CONTRACTOR:

Rider Capital Corp.

By:/s/ Jon Fullenkamp

President